                                                       EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT

                          DATED AS OF JANUARY 24, 2005

                                      AMONG

                               JARDEN CORPORATION
                                  AS A GRANTOR

                                       AND

                               EACH OTHER GRANTOR
                         FROM TIME TO TIME PARTY HERETO

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE
                             AS ADMINISTRATIVE AGENT

                                       i

                                   (CONTINUED)

                                       ii

                                   (CONTINUED)

                              ANNEXES AND SCHEDULES

Annex 1          Form of Deposit Account Control Agreement
Annex 2          Form of Securities Account Control Agreement
Annex 3          Form of Pledge Amendment
Annex 4          Form of Joinder Agreement
Annex 5          Form of Short Form Intellectual Property Security Agreement

Schedule 1       Jurisdiction of Organization; Principal Executive Office
Schedule 2       Pledged Collateral
Schedule 3       Filings
Schedule 4       Location of Inventory and Equipment
Schedule 5       Intellectual Property
Schedule 6       Bank Accounts; Control Accounts
Schedule 7       Commercial Tort Claims

                                      iii

                  PLEDGE AND SECURITY AGREEMENT, dated as of January 24, 2005, by JARDEN CORPORATION (the "Borrower") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section
7.10 (Additional Grantors) (each a "Grantor" and, collectively, the "Grantors"), in favor of Canadian Imperial Bank of Commerce ("CIBC"), as agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the
Credit Agreement referred to below).

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, dated as of January
24, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the
Lenders and L/C Issuers party thereto, the Administrative Agent, Citicorp USA,
Inc. ("CUSA"), as syndication agent for the Lenders and L/C Issuers (in such capacity, the "Syndication Agent"), and Bank of America, N.A., National City
Bank of Indiana and SunTrust Bank, as co-documentation agents, the Lenders and the L/C Issuers have severally agreed to make extensions of credit to the
Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Grantors other than the Borrower are party to the
Guaranty pursuant to which they have guaranteed the Obligations (as defined in the Credit Agreement); and

                  WHEREAS, it is a condition precedent to the obligation of the
Lenders and the L/C Issuers to make their respective extensions of credit to the
Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the
Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

                  ARTICLE I DEFINED TERMS

                  SECTION 1.1 DEFINITIONS

                  (a) Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein have the meanings given to them in the
Credit Agreement.

                  (b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

                  "ACCOUNT DEBTOR"

                  "ACCOUNT"

                  "CERTIFICATED SECURITY"

                  "CHATTEL PAPER"

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  "COMMERCIAL TORT CLAIM"

                  "COMMODITY ACCOUNT"

                  "COMMODITY INTERMEDIARY"

                  "CONTROL ACCOUNT"

                  "DEPOSIT ACCOUNT"

                  "DOCUMENTS"

                  "ENTITLEMENT HOLDER"

                  "ENTITLEMENT ORDER"

                  "EQUIPMENT"

                  "FINANCIAL ASSET"

                  "GENERAL INTANGIBLE"

                  "GOODS"

                  "INSTRUMENTS"

                  "INVENTORY"

                  "INVESTMENT PROPERTY"

                  "LETTER-OF-CREDIT RIGHT"

                  "PROCEEDS"

                  "SECURITIES ACCOUNT"

                  "SECURITIES INTERMEDIARY"

                  "SECURITY"

                  "SECURITY ENTITLEMENT"

                  (c) The following terms shall have the following meanings:

                  "ADDITIONAL PLEDGED COLLATERAL" means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral),
including, to the extent a security interest is granted therein pursuant to
Section 2.2 (Grant of Security Interest in Collateral), (i) all Stock and Stock
Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. "Additional Pledged Collateral" may be General
Intangibles, Instruments or Investment Property.

                  "AGREEMENT" means this Pledge and Security Agreement.

                  "APPROVED SECURITIES INTERMEDIARY" means a Securities
Intermediary or Commodity Intermediary selected or approved by the
Administrative Agent (such approval not to be unreasonably withheld).

                  "COLLATERAL" has the meaning specified in Section 2.1
(Collateral).

                  "CONTROL ACCOUNT" means a Securities Account or Commodity
Account that is the subject of an effective Securities Account Control Agreement and that is maintained by any Loan Party with an Approved Securities
Intermediary. "Control Account" includes all Financial Assets held in a
Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

                  "COPYRIGHT LICENSES" means any written agreement naming any
Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any
Copyright.

                  "COPYRIGHTS" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the
United States Copyright Office or in any foreign counterparts thereof, and (b)
the right to obtain all renewals thereof.

                  "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement)
(with such changes as may be agreed to by the Agents) or such other form as may be reasonably acceptable to the Agents, executed by the relevant Grantor, the
Administrative Agent and the relevant Deposit Account Bank.

                  "EXCLUDED ACCOUNTS" means Accounts that have been or may be sold, assigned or transferred by a Grantor to a Factoring Company or Accounts in
respect of which the applicable Grantor has granted or may grant a Lien to a
Factoring Company pursuant to a Factoring Arrangement that is permitted under the Credit Agreement.

                   "EXCLUDED EQUITY" means (i) any Securities issued and held by the Borrower as treasury securities, (ii) any Voting Stock of a non-U.S. Person in excess of 65% of the total outstanding Voting Stock of such Non-U.S. Person and (iii) solely to the extent that any Domestic Person that is a "disregarded entity" for purposes of the Code (each such Person, a "DISREGARDED ENTITY") owns the Equity Securities of any Non-U.S. Person, (x) any Voting Stock of such
Disregarded Entity in excess of 65% of the total outstanding Voting Stock of such Disregarded

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

Entity and (y) all of the Voting Stock that such Disregarded Entity owns in its
Subsidiaries that are Non-U.S. Persons. For the purposes of this definition,
"Voting Stock" means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations ss. 1.956-2(c)(2)).

                  "EXCLUDED PROPERTY" means, collectively, (i) Excluded Equity,
(ii) Specified I/P Licensed Property having an aggregate value not to exceed
$3,000,000, (iii) any permit, lease (other than the Coleman IRB Leases), license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Borrower and its
Affiliates as a condition to the creation by such Grantor of a Lien thereon or transfer thereof or any other Disposition thereof that may be effected hereby, or any permit, lease, license (including any Specified I/P License Agreement), contract or other agreement held by any Grantor to the extent that any Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other
Law, (iv) Equipment owned by any Grantor that is subject to a purchase money
Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment, (v) any slot machine to the extent the grant of a Lien on such slot machine is not permitted by, or is prohibited by, applicable Gaming Laws, or any interest in any slot machine issued by any Governmental Authority (including the Missouri Gaming
Commission) to the extent the grant of a Lien on any such interest is not permitted by, or is prohibited by, applicable Gaming Laws and (vi) all Excluded
Accounts to the extent the Disposition of such Excluded Accounts is permitted by the Credit Agreement; provided, however, "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such
Proceeds, substitutions or replacements would constitute Excluded Property).

                  "INTELLECTUAL PROPERTY" means, collectively, all rights,
priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks,
Trademark Licenses, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means each short form security agreement, substantially in the form of Annex 5 (Form of Short
Form Intellectual Property Security Agreement), executed by the relevant
Grantors and the Administrative Agent.

                  "INTERCOMPANY NOTE" means any promissory note evidencing loans made by any Grantor or any of its Subsidiaries to any of its Subsidiaries or
another Grantor.

                  "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

                  "LLC AGREEMENT" means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  "MATERIAL INTELLECTUAL PROPERTY" means Intellectual Property
(excluding Non-Material Domain Names) owned by or licensed to a Grantor and material to the conduct of the business of the Borrower and it Subsidiaries taken as a whole.

                  "NON-MATERIAL ACCOUNTS" means all Deposit Accounts and all
Securities Accounts with respect to which (i) the balance in any such individual
Deposit Account or the value of the Financial Assets and other property in any such individual Securities Account does not exceed $1,500,000 and (ii) the sum of the aggregate balance in all such Deposit Accounts and the aggregate value of all such Financial Assets and other property in all such Securities Accounts does not exceed $12,500,000.

                  "NON-MATERIAL DOMAIN NAMES" means those domain names
registered to any Grantor that, in the aggregate for all such domain names, account for or are used in connection with less than 1% of the consolidated annual sales of the Borrower and its Subsidiaries, taken as a whole.

                  "NON-MATERIAL LOCATIONS" means those leased or other
third-party locations at which tangible personal property Collateral is located, where the value of all such Collateral at any such location does not exceed
$5,000,000 and the aggregate value of all such Collateral in all such locations does not exceed $25,000,000.

                  "PARTNERSHIP" means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

                  "PARTNERSHIP AGREEMENT" means each partnership agreement
governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

                  "PATENTS" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisionals, continuations and
continuations-in-part thereof and (c) all rights to obtain any reissues, continuations or continuations-in-part of the foregoing.

                  "PATENT LICENSE" means all agreements providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, sell or offer for sale any invention covered in whole or in part by a
Patent.

                  "PLEDGED CERTIFICATED STOCK" means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate,
Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

                  "PLEDGED COLLATERAL" means, collectively, the Pledged Stock,
Pledged Notes, any other Investment Property of any Grantor (other than
Investment Property whose value, in the aggregate, does not exceed $1,000,000), all Chattel Paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or
Investment Property.

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  "PLEDGED NOTES" means all right, title and interest of any
Grantor in Instruments evidencing any Indebtedness owed to such Grantor to the extent the outstanding principal amount of such notes exceeds $1,000,000 in the aggregate, including all Indebtedness described on Schedule 2 (Pledged
Collateral), issued by the obligors named therein.

                  "PLEDGED STOCK" means all Pledged Certificated Stock and all
Pledged Uncertificated Stock. For purposes of this Agreement, the term "Pledged
Stock" shall not include any Excluded Equity.

                  "PLEDGED UNCERTIFICATED STOCK" means any Stock or Stock
Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any
Partnership or as a member of any LLC and all right, title and interest of any
Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

                  "SECURITIES ACCOUNT CONTROL AGREEMENT" means a letter
agreement, substantially in the form of Annex 2 (Form of Securities Account
Control Agreement) (with such changes as may be agreed to by the Agents) or such other form as may be reasonably acceptable to the Agents, executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities
Intermediary.

                  "SPECIFIED ACCOUNTS" means any payroll, withholding tax and other fiduciary accounts maintained by a Grantor.

                  "SPECIFIED I/P LICENSE AGREEMENT" means each license agreement entered into by a Grantor, as licensee, in the ordinary course of such Grantor's business, pursuant to which such Grantor has agreed to refrain from granting a
Lien or security interest on the Equipment and Inventory of such Grantor made or produced utilizing the Intellectual Property granted pursuant to such license agreement; provided that the aggregate value of all such Equipment and Inventory produced using such Intellectual Property shall not exceed $3,000,000.

                  "SPECIFIED I/P LICENSED PROPERTY" means the Equipment and
Inventory of a Grantor that is made or produced utilizing Intellectual Property licensed by such Grantor pursuant to the terms of a Specified I/P License
Agreement; provided that the aggregate value of all such Equipment and Inventory produced using such Intellectual Property shall not exceed $3,000,000.

                  "TRADEMARK LICENSE" means any agreement providing for the
grant by or to any Grantor of any right to use any Trademark.

                  "TRADEMARKS" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States
Patent and Trademark Office or in any similar office or agency of the United
States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

provisions of Law, any of the attachment, perfection or priority of the
Administrative Agent's and the Secured Parties' security interest in any
Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the
Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "VEHICLES" means all vehicles covered by a certificate of
title law of any state.

                  SECTION 1.2 CERTAIN OTHER TERMS

                  (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular
Article, Section, subsection or clause in this Agreement.

                  (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article,
Section, subsection or clause in this Agreement.

                  (d) The meanings given to terms defined herein shall be
equally applicable to both the singular and plural forms of such terms.

                  (e) Where the context requires, provisions relating to any
Collateral, when used in relation to a Grantor, shall refer to such Grantor's
Collateral or any relevant part thereof.

                  (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

                  (g) The term "including" means "including without limitation"
except when used in the computation of time periods.

                  (h) The terms "Lender," "L/C Issuer," "Agents,"
"Administrative Agent" and "Secured Party" include their respective successors.

                  (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

                  ARTICLE II GRANT OF SECURITY INTEREST

                  SECTION 2.1 COLLATERAL

                  For the purposes of this Agreement, all of the following
property now owned or at any time hereafter acquired by a Grantor or in which a
Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

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                                                              JARDEN CORPORATION

                  (a) all Accounts;

                  (b) all Chattel Paper;

                  (c) all Deposit Accounts;

                  (d) all Documents;

                  (e) all Equipment;

                  (f) all General Intangibles;

                  (g) all Instruments;

                  (h) all Inventory;

                  (i) all Investment Property;

                  (j) all Letter-of-Credit Rights;

                  (k) all Vehicles;

                  (l) the Commercial Tort Claims described on Schedule 7
(Commercial Tort Claims) and on any supplement thereto received by the
Administrative Agent pursuant to Section 4.9 (Notice of Commercial Tort Claims);

                  (m) all books and records pertaining to the other property described in this Section 2.1;

                  (n) all property of any Grantor held by the Administrative
Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power;

                  (o) all other Goods and personal property of such Grantor, whether tangible or intangible and wherever located; and

                  (p) to the extent not otherwise included, all Proceeds;

provided, however, that "Collateral" shall not include any Excluded Property;
and provided, further, however, that if and when any property shall cease to be
Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral (unless and until such property subsequently becomes Excluded Property again, in which case it would cease to be
Collateral unless and until it again ceases to be Excluded Property).

                  SECTION 2.2 GRANT OF SECURITY INTEREST IN COLLATERAL

                  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the
Collateral of such Grantor; provided, however, that any Lien granted in any
Gaming Authorizations is subject to the Gaming Laws applicable to such Gaming
Authorizations; provided, further, however, that, if and when any property that at any time constituted Excluded Property becomes Collateral, the Administrative
Agent shall have, and at all times from and after the date hereof be deemed to have had, a security interest in such property (unless and until such property subsequently becomes Excluded Property again, in which case the Administrative
Agent shall cease to have a security interest in such property unless and until such property again ceases to be Excluded Property).

                  SECTION 2.3 CASH COLLATERAL ACCOUNTS

                  The Administrative Agent has established a Deposit Account at
CIBC, designated as "Canadian Imperial Bank of Commerce - Jarden Corporation
Concentration Account". Such Deposit Account shall be a Cash Collateral Account.

                  ARTICLE III REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the L/C Issuers and the Agents to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Agents, the Lenders, the L/C Issuers and the other Secured
Parties:

                  SECTION 3.1 TITLE; NO OTHER LIENS

                  Except for the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the other
Permitted Liens, such Grantor (a) is the record and beneficial owner of the
Pledged Collateral pledged by it hereunder constituting Instruments or
Certificated Securities, (b) is the Entitlement Holder of all such Pledged
Collateral constituting Investment Property held in a Securities Account and (c)
has rights in or the power to transfer each other item of Collateral (other than
Collateral located at Non-Material Locations) in which a Lien is granted by it hereunder, free and clear of any other Lien.

                  SECTION 3.2 PERFECTION AND PRIORITY

                  The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the
Administrative Agent in the Collateral for which perfection is governed by the
UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the
Administrative Agent in completed and duly executed or authenticated form), (ii)
the delivery to the Administrative Agent of all Collateral consisting of
Instruments and Certificated Securities required to be pledged pursuant to the terms of this Agreement, in each case properly endorsed for transfer to the
Administrative Agent or in blank, (iii) the execution of Securities Account
Control Agreements with respect to Investment Property not in certificated form
(other than such Investment Property that is maintained in Non-Material
Accounts, with respect to each of which Securities Account Control Agreements are not required by the Loan Documents), (iv) the execution of Deposit Account
Control Agreements with respect

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

to all Deposit Accounts of a Grantor (other than Non-Material Accounts and the
Specified Accounts, with respect to each of which Deposit Account Control
Agreements are not required by the Loan Documents) of a Grantor and (v) all appropriate filings having been made with the United States Copyright Office with respect to all registered Copyrights with a value in excess of $100,000.
Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over the Administrative Agent's Lien by operation of Law or otherwise as permitted under the Credit Agreement.

                  SECTION 3.3 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE
                              OFFICE

                  Such Grantor's jurisdiction of organization, legal name,
organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal
Executive Office).

                  SECTION 3.4 INVENTORY AND EQUIPMENT

                  On the date hereof, such Grantor's Inventory and Equipment
(other than (i) mobile goods and Inventory or Equipment in transit and (ii)
Inventory and Equipment that are kept at Non-Material Locations) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment).

                  SECTION 3.5 PLEDGED COLLATERAL

                  (a) The Pledged Stock pledged hereunder by such Grantor is listed on Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

                  (b) All of the Pledged Stock (other than Pledged Stock in LLCs and Partnerships) issued by a Grantor or a Subsidiary of a Grantor has been duly authorized, validly issued and is fully paid and nonassessable.

                  (c) All of the Pledged Stock issued by a Grantor or a
Subsidiary of a Grantor constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

                  (d) All Pledged Collateral and, if applicable, any Additional
Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent in accordance with Section 4.4(a)
(Pledged Collateral) and Section 6.14 (New Subsidiaries and Pledgors) of the
Credit Agreement.

                  (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account in accordance with Section 6.18
(Control Accounts; Approved Deposit Accounts) of the Credit Agreement.

                  (f) Other than Pledged Stock constituting General Intangibles and Pledged Collateral that is not required to be delivered to the
Administrative Agent pursuant to the terms of

                                       10

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this Agreement, there is no Pledged Collateral other than that represented by
Certificated Securities or Instruments in the possession of the Administrative
Agent or that consist of Financial Assets held in a Control Account.

                  SECTION 3.6 ACCOUNTS

                  No amount payable to such Grantor under or in connection with any Account (other than Excluded Accounts) is evidenced by any Instrument or
Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.6
(Delivery of Instruments and Chattel Paper).

                  SECTION 3.7 INTELLECTUAL PROPERTY

                  (a) Schedule 5 (Intellectual Property) lists all Material
Intellectual Property of such Grantor on the date hereof that has been registered with the United States Patent and Trademark Office, the United States
Copyright Office, any comparable foreign agency, or for which an application for registration is pending at such agencies separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual
Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the registered intellectual property rights necessary to conduct its business.

                  (b) All Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and, other than as set forth on Schedule 5
(Intellectual Property), the use thereof in the business of such Grantor does not, to the knowledge of a Responsible Officer of such Grantor, infringe, misappropriate, dilute or violate the intellectual property rights of any other
Person where such infringement, misappropriation, dilution or violation (i) has resulted in an action, investigation, suit, proceeding, claim or dispute being filed with a Governmental Authority or (ii) could reasonably be expected to result in a Material Adverse Effect.

                  (c) On the date hereof, to such Grantor's knowledge, no
holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

                  (d) On the date hereof, other than as set forth on Schedule 5
(Intellectual Property), no action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such
Grantor or such Grantor's ownership interest therein is pending or, to the knowledge of such Grantor, threatened. On the date hereof, there are no claims, judgments or settlements in excess of the Threshold Amount to be paid by such
Grantor relating to the Material Intellectual Property.

                  SECTION 3.8 DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS

                  The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts;
Control Accounts), which sets forth such information separately for each
Grantor.

                                       11

                  SECTION 3.9 COMMERCIAL TORT CLAIMS

                  The only Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) as to which Grantor believes in good faith there exists the likely probability of recovery
(including by way of settlement) of monetary relief in excess of $1,000,000, are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

                  ARTICLE IV COVENANTS

                  Each Grantor agrees with the Administrative Agent to the
following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Required Lenders otherwise consent in writing:

                  SECTION 4.1 GENERALLY

                  Such Grantor shall (a) except for the security interest
created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Permitted Liens, (b) not use or permit any
Collateral to be used in violation of any provision of this Agreement, any other
Loan Document, any Law or any policy of insurance covering the Collateral and
(c) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any
Collateral if such restriction would have a Material Adverse Effect.

                  SECTION 4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST;
                              FURTHER DOCUMENTATION

                  (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and Section 2.2 (Grant of
Security Interest in Collateral), and shall use commercially reasonable efforts to defend such security interest and such priority against the claims and demands of all Persons.

                  (b) Such Grantor shall furnish to the Administrative Agent from time to time statements, schedules or other reports further identifying and describing the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Administrative Agent; provided, that the Administrative Agent shall not request such information more than once during any fiscal year of the Borrower unless an Event of Default shall have occurred and be continuing.

                  (c) Subject to the terms of the Credit Agreement (including
Sections 6.14 (New Subsidiaries and Pledgors), 6.15 (Collateral Access
Agreements and Bailee's Letters) and 6.18 (Control Accounts; Approved Deposit
Accounts)) from time to time, upon the written request of either Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted,

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

including the filing of any financing or continuation statement under the UCC
(or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and, to the extent required by this Agreement or the other Loan Documents, the execution and delivery of Deposit Account
Control Agreements, Securities Account Control Agreements and Intellectual
Property Security Agreements.

                  SECTION 4.3 CHANGES IN LOCATIONS, NAME, ETC.

                  Such Grantor shall not do any of the following:

                  (i) permit any Inventory to be kept at a location other than
             Non-Material Locations or those locations listed on Schedule 4
             (Location of Inventory and Equipment), except for Inventory in transit;

                  (ii) permit any Equipment to be kept at a location other
             than Non-Material Locations or those locations listed on Schedule
             4 (Location of Inventory and Equipment), except for Equipment in transit;

                  (iii) change its jurisdiction of organization or its
             location, in each case from that referred to in Section 3.3
             (Jurisdiction of Organization; Chief Executive Office); or

                  (iv) change its legal name or any material trade name used to identify it in the conduct of its business or ownership of its properties or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading;

unless (x) such Grantor provides written notice of such action or event not later than 30 days after the date of the occurrence thereof to the
Administrative Agent and (y) not later than 40 days after the date of the occurrence of such action or event, such Grantor delivers to the Administrative
Agent (i) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing
(A) any additional locations (other than Non-Material Locations) at which
Inventory or Equipment shall be kept or (B) any changes in any location (other than Non-Material Locations) where Inventory or Equipment shall be kept, in either case, that would require the Administrative Agent to take any action to maintain a perfected security interest in such Collateral.

                  SECTION 4.4 PLEDGED COLLATERAL

                  (a) Such Grantor shall (i) deliver to the Administrative
Agent, all certificates and Instruments representing or evidencing any Pledged
Collateral (including Additional Pledged Collateral) whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, together, in respect of any Additional
Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of Annex 4 (Form of Joinder Agreement), or such

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                                                   PLEDGE AND SECURITY AGREEMENT
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other documentation acceptable to the Administrative Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account in accordance with Section 6.18 (Control Accounts; Approved Deposit Accounts) of
the Credit Agreement. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any
Pledged Collateral. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged
Collateral for certificates or instruments of smaller or larger denominations.

                  (b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any
Pledged Collateral upon the liquidation or dissolution of any issuer of any
Pledged Collateral, any distribution of capital made on or in respect of any
Pledged Collateral or any property distributed upon or with respect to any
Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured
Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, to the extent the Borrower is required to make a prepayment under the Credit
Agreement, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the
Secured Obligations, until such money or property is paid or delivered to the
Administrative Agent in accordance with the Credit Agreement.

                  (c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the
Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the
Collateral in any material respect, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other
Loan Document or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity
Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity
Securities of any nature of any issuer of Pledged Collateral.

                  (d) Such Grantor shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any
Person other than the Administrative Agent, other than to a Securities
Intermediary pursuant to Article 8-106(e) of the UCC with respect to any
Investment Property held in a Non-Material Account.

                  (e) In the case of each Grantor that is an issuer of Pledged
Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of
Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Administrative Agent hereunder (including those described in
Section 5.3 (Pledged Collateral)),

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the
Pledged Stock in such Person and to the transfer of such Pledged Stock to the
Administrative Agent or its nominee and, upon the occurrence and during the continuance of an Event of Default, to the substitution of the Administrative
Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such
Grantor agrees to execute and deliver to the Administrative Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

                  (f) Such Grantor shall not, without the consent of the
Administrative Agent, agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the
Administrative Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a "security"
under Section 8-103 of the UCC, or any election to turn any Stock or Stock
Equivalent that is Pledged Uncertificated Stock into Stock or a Stock Equivalent that is Pledged Certificated Stock.

                  (g) Any loan or advance made by any Grantor to any Foreign
Subsidiary of the Borrower having a value in excess of $5,000,000 shall be evidenced by an Intercompany Note or other Instrument reasonably acceptable to the Administrative Agent.

                  SECTION 4.5 ACCOUNTS

                  During the continuance of an Event of Default, the
Administrative Agent shall have the right to make test verifications of the
Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith. From time to time at reasonable intervals designated by the Administrative Agent, each Grantor shall provide the Administrative Agent with a schedule of Accounts in form and substance acceptable to the Administrative Agent describing all
Accounts created or acquired by such Grantor; provided, however, that such
Grantor's failure to execute and deliver any such schedule shall not affect or limit the Administrative Agent's Lien on or other rights in and to any Accounts for the benefit of the Secured Parties.

                  SECTION 4.6 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER

                  If any amount in excess of $1,000,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, upon the request of the
Administrative Agent, such Grantor shall promptly deliver such Instrument or
Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the
Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Canadian Imperial Bank of Commerce, as
Administrative Agent".

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  SECTION 4.7 INTELLECTUAL PROPERTY

                  (a) Such Grantor (either itself or through licensees) shall, with respect to each Trademark that is Material Intellectual Property, (i)
continue to use such Trademark in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use unless an affirmative decision is made by such Grantor in its exercise of good faith business judgment to discontinue such use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such
Trademark with the appropriate notice of registration and all other notices and legends required by applicable Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the
Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such
Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way except where such destruction, invalidation, impairment or harm (A) would not reasonably be expected to have a
Material Adverse Effect and (B) is in the ordinary course of such Grantor's business.

                  (b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material
Intellectual Property may become forfeited, abandoned or dedicated to the public, except where such forfeiture, abandonment or dedication (i) would not reasonably be expected to have a Material Adverse Effect and (ii) is in the ordinary course of such Grantor's business.

                  (c) Such Grantor (either itself or through licensees) (i)
shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material
Intellectual Property may become invalidated or otherwise impaired except where such invalidation or impairment (A) would not reasonably be expected to have a
Material Adverse Effect and (B) is in the ordinary course of such Grantor's business and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

                  (d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material
Intellectual Property may become publicly available or otherwise unprotectable.

                  (e) Such Grantor (either itself or through licensees) shall not do any act that, to the knowledge of a Responsible Officer of such Grantor, uses any Material Intellectual Property to infringe, misappropriate, or violate the intellectual property rights of any other Person.

                  (f) Such Grantor shall notify the Administrative Agent
immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property is likely to become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country)
regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Material Intellectual Property with the United States Patent and Trademark
Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such
Grantor shall report such filing to the Administrative Agent within five
Business Days after the last day of the fiscal quarter in which such filing occurs. Upon the reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the
Administrative Agent's security interest in any Material Intellectual Property
(including any Copyright, Patent, Trademark or Internet domain name that constitutes Material Intellectual Property) and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (h) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the
United States Patent and Trademark Office, the United States Copyright Office or
any similar office or agency and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

                  (i) In the event that, to the knowledge of a Responsible
Officer of such Grantor, any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, and such infringement, misappropriation or dilution (x) has resulted in such Grantor bringing any actions, investigations, suits, proceedings, claims or disputes before a Governmental Authority or (y) could reasonably be expected to have a
Material Adverse Effect, in each case, Grantor shall notify the Administrative
Agent promptly after such Grantor learns thereof. Such Grantor shall take commercially reasonable action in response to such infringement, misappropriation of dilution, including, if appropriate, promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its commercially reasonable judgment under the circumstances to protect such Material Intellectual Property.

                  (j) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in
(i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property
Security Agreement), (ii) in the United States Patent and Trademark Office and
with the Secretary of State of all appropriate States of the United States a short-form patent security agreement in the form attached hereto as Annex 5
(Form of Short Form Intellectual Property Security Agreement), (iii) the United
States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 5 (Form of Short Form Intellectual Property
Security Agreement) and (iv) the office of the appropriate Internet domain name registrar, a duly executed form of assignment of such Internet domain name
(other than Non-Material Domain Names) to the Administrative Agent (together with appropriate supporting documentation as may be requested by the
Administrative Agent) in form and substance reasonably acceptable to the
Administrative Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Administrative Agent to file such assignment in such Grantor's name and to

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

otherwise perform in the name of such Grantor all other reasonably necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions reasonably deemed necessary by the Administrative Agent for the Administrative Agent to ensure such Internet domain name is registered in the name of the Administrative Agent.

                  SECTION 4.8 PAYMENT OF OBLIGATIONS

                  Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the
Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                  SECTION 4.9 NOTICE OF COMMERCIAL TORT CLAIMS

                  Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such
Commercial Tort Claim shall have come into existence) as to which Grantor believes in good faith there exists the likely probability of recovery
(including by way of settlement) of monetary relief in excess of $1,000,000, (i)
such Grantor shall, subject to Section 6.14 (New Subsidiaries and Pledges) and in any event not later than 5 Business Days after the end of each fiscal quarter of the Borrower, deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7
(Commercial Tort Claims) containing a specific description of such Commercial
Tort Claim, (ii) the provisions of Section 2.1 (Collateral) shall apply to such
Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the
Administrative Agent, in each case in form and substance satisfactory to the
Administrative Agent, any certificate, agreement and other document, and take all other action, deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, for the benefit of the
Secured Parties, a first-priority, perfected security interest in all such
Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims)
delivered pursuant to this Section 4.9 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of Schedule 7
(Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

                  ARTICLE V REMEDIAL PROVISIONS

                  SECTION 5.1 CODE AND OTHER REMEDIES

                  During the continuance of an Event of Default, the
Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable Law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable Law, upon any such private sale or sales, to purchase the whole or any part of the
Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. In connection with any such public or private sales, each Grantor further agrees, at the Administrative
Agent's request, to assemble the Collateral and make it available to the
Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative
Agent shall apply the net proceeds of any action taken by it pursuant to this
Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any
Collateral or in any way relating to the Collateral or the rights of the
Administrative Agent and any other Secured Party hereunder, including reasonable
Attorney Costs, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of Law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable
Law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  SECTION 5.2 ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL
INTANGIBLES

                  (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the
Administrative Agent, in an Approved Deposit Account or a Cash Collateral
Account, subject to withdrawal by the Administrative Agent as provided in
Section 5.4 (Proceeds to be Turned Over to Administrative Agent). Until so
turned over, such payment shall be held by such Grantor in trust for the
Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (b) At the Administrative Agent's request, during the
continuance of an Event of Default, each Grantor shall deliver to the
Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

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                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  (c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

                  (d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

                  (e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account
Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

                  (f) Anything herein to the contrary notwithstanding, each
Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative
Agent nor any other Secured Party of any payment relating thereto, nor shall the
Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                  SECTION 5.3 PLEDGED COLLATERAL

                  (a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the
Administrative Agent shall have the right to receive any Proceeds of the Pledged
Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                                       20

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  (b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the
Administrative Agent may from time to time reasonably request after the occurrence and during the continuance of an Event of Default and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the
Administrative Agent an irrevocable proxy to vote all or any part of the Pledged
Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other
Person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

                  (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i)
comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent.

                  SECTION 5.4 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT

                  Unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Administrative Agent hereunder in cash or Eligible
Securities shall be held by the Administrative Agent in a Cash Collateral
Account. All Proceeds while held by the Administrative Agent in a Cash
Collateral Account (or by such Grantor in trust for the Administrative Agent)
shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit
Agreement.

                  SECTION 5.5 REGISTRATION RIGHTS

                  (a) Upon the occurrence and during the continuance of an Event of Default, if the Administrative Agent shall determine to exercise its right to sell any of the Pledged Collateral pursuant to Section 5.1 (Code and Other
Remedies), and if in the opinion of the Administrative Agent it is necessary to have the Pledged Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof (to the extent such issuer is a Grantor or a Subsidiary of a Grantor) to
(i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof

                                       21

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Administrative Agent, are necessary, all in conformity with the requirements of the Securities Act and the rules and regulations of the Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement
(which need not be audited) satisfying the provisions of Section 11(a) of the
Securities Act.

                  (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each
Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative
Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                  (c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Laws. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the
Administrative Agent and the other Secured Parties, that the Administrative
Agent and the other Secured Parties have no adequate remedy at Law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no
Event of Default has occurred and is continuing under the Credit Agreement.

                  SECTION 5.6 DEFICIENCY

                  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the Attorney Costs of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                  SECTION 5.7 GAMING AUTHORIZATIONS

                  All rights, remedies and powers granted to the Secured Parties under this Agreement with respect to any Gaming Authorizations or any Collateral that is subject to regulation by any Gaming Law may be exercised only to the extent that the exercise thereof does not violate any applicable Gaming Laws or the terms of the applicable Gaming Authorizations, and then only to the extent that the required approvals (including any required prior approvals) are obtained from the requisite Gaming Authorities and any other requirements of
Gaming Authorities are satisfied.

                                       22

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  ARTICLE VI THE ADMINISTRATIVE AGENT

                  SECTION 6.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS
ATTORNEY-IN-FACT

                  (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this
Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such
Grantor, without notice to or assent by such Grantor, to do any of the following:

                  (i) in the name of such Grantor or its own name, or
             otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or
             General Intangible or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Administrative Agent may request to evidence the
             Administrative Agent's security interest in such Intellectual
             Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement
             (including all or any part of the premiums therefor and the costs thereof);

                  (iv) execute, in connection with any sale provided for in
             Section 5.1 (Code and Other Remedies) or 5.5 (Registration
             Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

                  (v) (A) direct any Person liable for any payment under any
             Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the
             Administrative Agent shall direct, (B) ask or demand for,
             collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment,
             verification, notice and other document in connection with any
             Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent
             jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any
             Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of

                                       23

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

             the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its reasonable discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and
             (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative
             Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the
             Collateral and the Administrative Agent's and the other Secured
             Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Administrative
Agent agrees that it shall not, and is not authorized hereunder to, exercise any right under the power of attorney provided for in this clause (a) unless an
Event of Default shall be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Administrative Agent incurred in
connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate
Loans under the Credit Agreement, from the date of payment by the Administrative
Agent to the date reimbursed by the relevant Grantor, shall be payable by such
Grantor to the Administrative Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  SECTION 6.2 DUTY OF ADMINISTRATIVE AGENT

                  The Administrative Agent's sole duty with respect to the
custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative
Agent deals with similar property for its own account. Neither the
Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the
Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative
Agent or any other Secured Party to exercise any such powers. The Administrative
Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                       24

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  SECTION 6.3 AUTHORIZATION OF FINANCING STATEMENTS

                  Each Grantor authorizes the Administrative Agent and its
Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the
Administrative Agent under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as "all assets of the debtor", "all personal property of the debtor" or words of similar effect. Each
Grantor hereby also authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  SECTION 6.4 AUTHORITY OF ADMINISTRATIVE AGENT

                  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the
Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this
Agreement shall, as between the Administrative Agent and the other Secured
Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the
Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  ARTICLE VII MISCELLANEOUS

                  SECTION 7.1 AMENDMENTS IN WRITING

                  None of the terms or provisions of this Agreement may be
waived, amended, supplemented or otherwise modified except in accordance with
Section 10.01 (Amendments, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and
Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge
Amendment) and Annex 4 (Form of Joinder Agreement), respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

                  SECTION 7.2 NOTICES

                  All notices, requests and demands to or upon the
Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower's notice address set forth in Section 10.02 (Notices,
Etc.).

                                       25

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  SECTION 7.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE
                              REMEDIES

                  Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1
(Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Law.

                  SECTION 7.4 SUCCESSORS AND ASSIGNS

                  This Agreement shall be binding upon the successors and
assigns of each Grantor and shall inure to the benefit of the Administrative
Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the
Administrative Agent.

                  SECTION 7.5 COUNTERPARTS

                  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

                  SECTION 7.6 SEVERABILITY

                  Any provision of this Agreement that is prohibited or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 7.7 SECTION HEADINGS

                  The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

                                       26

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  SECTION 7.8 ENTIRE AGREEMENT

                  This Agreement together with the other Loan Documents
represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  SECTION 7.9 GOVERNING LAW

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  SECTION 7.10 ADDITIONAL GRANTORS

                  If, pursuant to Section 6.14 (New Subsidiaries and Pledgors)
of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

                  SECTION 7.11 APPLICATION OF GAMING REGULATIONS

                  This Agreement is subject to Gaming Laws applicable to the
Borrower and its Subsidiaries with respect to Gaming Authorizations that the
Borrower and its Subsidiaries are required to hold in connection with their respective businesses. Without limiting the foregoing, each of the Lenders and the Secured Parties acknowledges that (i) it is subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement may be exercised only to the extent that the exercise thereof does not violate any provisions of Gaming Laws applicable to the Borrower and its Subsidiaries with respect to Gaming
Authorizations that the Borrower and its Subsidiaries are required to hold in connection with their respective businesses, and only to the extent that required approvals (including any required prior approvals) are obtained from the requisite Gaming Authorities. Each of the Lenders and the Secured Parties
agrees to cooperate with the Gaming Authorities in connection with the provision of such documents and other information as may be requested by such Gaming
Authorities relating to the Borrower and its Subsidiaries or to the Loan
Documents. The provisions of this Section 7.11 shall apply mutatis mutandis to all existing Loan Documents.

                  SECTION 7.12 RELEASE OF COLLATERAL

                  (a) At the time provided in Section 9.11(b)(i) (Collateral and
Guaranty Matters) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the
Secured Parties and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the
Collateral shall revert to the Grantors. At the request and sole expense of any
Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                                       27

                                                   PLEDGE AND SECURITY AGREEMENT
                                                              JARDEN CORPORATION

                  (b) If the Administrative Agent shall be directed or permitted pursuant to Section 9.11(b)(ii) or (iii) (Collateral and Guaranty Matters) of
the Credit Agreement to release any Lien created hereby upon any Collateral
(including any Collateral sold or otherwise Disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 9.11(b)(ii) or (iii)
(Collateral and Guaranty Matters) of the Credit Agreement. In connection therewith, the Administrative Agent, at the request and sole expense of the
Borrower, shall execute and deliver to the Borrower all releases or other documents, including UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or otherwise Disposed; provided, however, that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                  SECTION 7.13 REINSTATEMENT

                  Each Grantor agrees that, if any payment made by any Loan
Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of
Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any
Grantor in respect of the amount of such payment.

                            [SIGNATURE PAGES FOLLOW]

                                       28

                  IN WITNESS WHEREOF, each of the undersigned has caused this
Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                      JARDEN CORPORATION, as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                                 Title: Treasurer

                                      ALLTRISTA NEWCO CORPORATION, as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      ALLTRISTA PLASTICS CORPORATION,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      BICYCLE HOLDING, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      HEARTHMARK, LLC, as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      JARDEN ACQUISITION I, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      JARDEN ZINC PRODUCTS, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      LEHIGH CONSUMER PRODUCTS CORPORATION,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      Loew-Cornell, Inc., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      QUOIN, LLC, as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      THE UNITED STATES PLAYING CARD COMPANY,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      TILIA DIRECT, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      TILIA INTERNATIONAL, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      TILIA, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      USPC HOLDING, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      AMERICAN HOUSEHOLD, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      AUSTRALIAN COLEMAN, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      BRK BRANDS, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      CC OUTLET, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      COLEMAN INTERNATIONAL HOLDINGS, LLC,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      COLEMAN WORLDWIDE CORPORATION,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      FIRST ALERT, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      FIRST ALERT/POWERMATE, INC.,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      KANSAS ACQUISITION CORP.,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      LASER ACQUISITION CORP.,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      NIPPON COLEMAN, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      SI II, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      SUNBEAM AMERICAS HOLDINGS, LIMITED,
                                      as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      SUNBEAM PRODUCTS, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

                                      THE COLEMAN COMPANY, INC., as Grantor

                                      By:      /s/ Desiree DeStefano
                                               ------------------------
                                               Name: Desiree DeStefano
                                               Title: Vice President

ACCEPTED AND AGREED as of the date first above written:

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:    /s/ Leonard Fernandez
       ------------------------
      Name:  Leonard Fernandez
      Title:   Executive Director
                  CIBC World Markets Corp.,
                  As Agent